FINANCIAL INVESTORS TRUST

Vulcan Value Partners Fund

Vulcan Value Partners Small Cap Fund

(each, a "Fund")

Supplement dated May 15, 2025 to the
Prospectus and Statement of Additional Information,

each dated August 31, 2024, as supplemented

The Board of Trustees (the "Board") of Financial Investors Trust (the "Trust"), based upon the recommendation of Vulcan Value Partners, LLC, the investment adviser to the Funds, approved the proposed reorganization of each Fund into correspondingly named series of Elevation Series Trust (each, a "New Fund"), subject in each case to the approval of the shareholders of the relevant existing Fund (each, a "Reorganization").

The Board also approved an Agreement and Plan of Reorganization and Termination (the "Plan") that provides that each existing Fund will transfer all of its assets to the corresponding New Fund, in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the relevant existing Fund outstanding immediately prior to the closing date of the Reorganization, and (2) the New Fund's assumption of all of the relevant existing Fund's liabilities, followed by a distribution of those shares to such existing Fund's shareholders so that the existing Fund's shareholders receive shares of the corresponding New Fund equivalent in value to the shares of the existing Fund held by such shareholder on the closing date of the Reorganization. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

Based upon additional information received by the Trust, the Trust will hold a shareholder meeting on or about August 7, 2025, as may be adjourned, at which shareholders of each existing Fund as of June 10, 2025 will be asked to consider and vote on the Plan. If shareholders of each Fund approve the Reorganization with respect to that Fund, the Reorganizations are expected to take effect in or around August 15, 2025.

Shareholders of each existing Fund will receive a combined prospectus/proxy statement with additional information about the shareholders meeting, the Reorganizations, and the New Funds. Please read these materials carefully, as they will contain a more detailed description of the Reorganizations.

As of the date of this supplement, the supplement dated May 6, 2025 to the Prospectus and Statement of Additional Information, each dated August 31, 2024, as supplement, is no longer in force and effect.

Please retain this supplement with your Prospectus and
Statement of Additional Information.